UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2025, Greystone Housing Impact Investors LP (the “Partnership”) issued a press release announcing its financial results for the third quarter ended September 30, 2025. A copy of the Partnership’s press release announcing these financial results is attached as Exhibit 99.1 hereto and is incorporated by reference into this report. The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 7.01. Regulation FD Disclosure.

On November 6, 2025, Greystone Housing Impact Investors LP (the “Partnership”) is providing the information which is included in this Current Report on Form 8-K (including Exhibit 99.2 hereto) with respect to supplemental financial information for the Partnership on the Partnership’s website, www.ghiinvestors.com. This information includes selected financial and operations information from the third quarter of 2025 and does not represent a complete set of financial statements and related notes prepared in conformity with generally accepted accounting principles (“GAAP”). Most, but not all, of the selected financial information furnished herein is derived from the Partnership’s consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q.

The information included in this Current Report on Form 8-K (including Exhibit 99.2 hereto) that is furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item and in the accompanying Exhibit 99.2 shall not be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 6, 2025.
99.2	Supplemental information furnished November 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	November 6, 2025	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer